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                               AIM BALANCED FUND
                           AIM GLOBAL UTILITIES FUND
                                AIM GROWTH FUND
                              AIM HIGH YIELD FUND
                                AIM INCOME FUND
                        AIM INTERMEDIATE GOVERNMENT FUND
                             AIM MONEY MARKET FUND
                            AIM MUNICIPAL BOND FUND
                                 AIM VALUE FUND

                     (SERIES PORTFOLIOS OF AIM FUNDS GROUP)

                       Supplement dated October 10, 1996
         to the Prospectus dated May 1, 1996, as revised June 11, 1996


In the Table of Fees and Expenses on Page 4, all references to footnote ** are deleted in their entirety.

The second paragraph under the caption "Investment Programs--AIM Balanced Fund" on page 17 is revised to read in its entirety as follows:

         "The Fund may also invest up to 25% of its total assets in convertible securities. Compliance with all of the above percentage requirements may limit the ability of the Fund to maximize total return. The actual percentage of the assets invested in equity and fixed income securities will vary from time to time, depending on the judgment of AIM as to general market and economic conditions and trends, yields and interest rates and changes in fiscal and monetary policies."

The sixth and seventh sentences of the first paragraph under the caption "Investment Programs--AIM Global Utilities Fund" on page 17 are revised to read in their entirety as follows:

         "The Fund may invest up to 25% of its total assets in convertible securities. When AIM deems it appropriate, the Fund may purchase bonds issued by the above types of companies, although investments in non-convertible bonds will not exceed 25% of the Fund's total assets."

The second sentence of the first paragraph under the caption "AIM Money Market Fund" on page 19 is revised to read in its entirety as follows:

         "The Fund intends to invest in money market instruments such as bankers' acceptances, certificates of deposit, repurchase agreements, master notes, time deposits, taxable municipal securities and commercial paper, all of which will be denominated in U.S. dollars (referred to collectively as "Money Market Instruments") and U.S. Government direct obligations and U.S. Government agencies' securities."

The following caption and paragraph replace in their entirety the section currently appearing under the caption "Certain Investment Strategies and Policies--Money Market Instruments" on page 21:

         "CASH MANAGEMENT AND TEMPORARY DEFENSIVE INVESTMENTS. A portion of each Fund's assets may be held from time to time in cash, repurchase agreements, commercial paper, taxable municipal securities or other Money Market Instruments when such positions are deemed advisable in light of economic conditions or for daily cash management purposes. In addition, each of the Funds may invest for temporary defensive purposes all or a substantial portion of its assets in the foregoing types of investments, although AIM MONEY MARKET FUND invests exclusively in Money Market Instruments. None of the Funds





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         (except AIM MONEY MARKET FUND) is limited to investing in Money Market
         Instruments which are "First Tier" securities as defined in Rule 2a-7 under the 1940 Act. To the extent that a Fund (other than AIM MONEY MARKET FUND) invests in the foregoing types of investments, its ability to achieve its investment objective may be adversely affected."

The following sentences are added at the end of the paragraph under the caption "Portfolio Management--AIM Intermediate Government Fund" on page 25:

         "Paula A. Permenter has been responsible for the Fund since 1996. Ms. Permenter has been associated with AIM since 1996 and has 8 years of experience as an investment professional. Prior to joining AIM, she was an Associate Trader and Investment Assistant with Van Kampen American Capital Asset Management, Inc."